RELATED-PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
15.	Related-Party Transactions

Consulting Agreement –Director
The Company has an agreement with a NeuroAssets Sarl, a Swiss-based company to provide consulting services to the Company. Dr. David Lowe was appointed to the Company’s Board of Directors in November 2013 and is the president and chief executive officer of NeuroAssets. The Company recorded $660 and $350 in consulting fees to NeuroAssets for the years ended December 31, 2014 and 2013, respectively.

The Company has an agreement with Joseph Rubinfeld to provide consulting services to the company. Joseph Rubinfeld was appointed to the Company’s Board of Directors in November 2012. The company recorded $142 and $10 in consulting fee for the years ended December 31, 2014 and 2013, respectively.

Related Party Debt and Capital Transactions
At December 31, 2013, one of the Company’s Directors, Robert Harris, held $66 of convertible promissory notes with the Company. The notes were converted during 2014 such that a total of 33,273 shares of common stock were issued for principal and accrued interest.

In October 2013, the Company’s Chief Executive Officer, Gerald Commissiong, its Chief Scientific Officer, John Commissiong and one of the Company’s Directors Robert Harris invested $5 each or an aggregate of $15 in total and was each issued an 8% senior convertible debenture in the principal aggregate amount of $6 and a warrant to purchase 926 shares. Each of the debentures was converted to shares of common stock during 2014 such that a total of 982 shares of common stock were issued to each Messrs. Gerald Commissiong and John Commissiong for principal and accrued interest. The shares underlying the debentures and warrants purchased by Messrs. Gerald Commissiong, John Commissiong and Robert Harris were not included in the related registration statement.